SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)     August 9, 2004

InSight Health Services Holdings Corp.

(Exact name of registrant as specified in charter)

Delaware	333-75984	04-3570028
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

26250 Enterprise Court, Suite 100, Lake Forest, CA 92630
(Address of principal executive offices)		(Zip Code)

(949) 282-6000
Registrant’s telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Item 5.    Other Events and Regulation FD Disclosure

On August 10, 2004, the registrant’s wholly-owned subsidiary, InSight Health Services Corp. (“InSight”), issued a press release announcing that Steven T. Plochocki, President and Chief Executive Officer and director of the registrant and InSight, had left InSight effective as of August 9, 2004.  Mr. Plochocki is succeeded by Michael N. Cannizzaro, the Chairman of the Board for the registrant and InSight.  A press release regarding this change is attached to this Form 8-K as Exhibit 99.1.

On August 10, 2004, InSight issued a press release announcing that Michael S. Madler, InSight’s Executive Vice President-Fixed Division, had left InSight effective as of August 9, 2004.  A press release regarding this change is attached to this Form 8-K as Exhibit 99.2.

Item 7.    Financial Statements and Exhibits

(c)           Exhibits.

99.1         Press Release dated August 10, 2004 announcing CEO change (filed herewith).

99.2         Press Release dated August 10, 2004 announcing senior management change (filed herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:	August 11, 2004	INSIGHT HEALTH SERVICES HOLDINGS CORP.

		By:	/S/ BRIAN G. DRAZBA
Brian G. Drazba
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Document Description

99.1	Press Release dated August 10, 2004 announcing CEO change (filed herewith).

99.2	Press Release dated August 10, 2004 announcing senior management change (filed herewith).